Exhibit 99.3

PRELIMINARY PROXY

CAYSON ACQUISITION CORP

205 W. 37th Street

New York, NY 10018

EXTRAORDINARY GENERAL MEETING

[●] EASTERN TIME

[●], 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CAYSON ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

[●], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2026, in connection with the extraordinary general meeting to be held at [●] Eastern Time, on [●], 2026, virtually, at [●], and hereby appoints Yawei Cao and Taylor Zhang the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of Cayson Acquisition Corp (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. Unless otherwise specified, all capitalized terms shall have the same meanings as those defined in the Notice and Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BUSINESS COMBINATION PROPOSAL (PROPOSAL 1), “FOR” THE MERGER PROPOSAL (PROPOSAL 2), “FOR” THE NASDAQ PROPOSAL (PROPOSAL 3), “FOR” THE NON-BINDING GOVERNANCE PROPOSALS (PROPOSAL 4) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 5), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2026: This notice of meeting and the accompany proxy statement are available at [●].

Proposal 1 — Business combination Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the Agreement and Plan of Merger, as amended, among the Company, Mango Financial Group Limited, North Water Investment Group Holdings Limited and Mango Temp Limited and the transactions contemplated thereby, as described in the Proxy Statement.

	☐	☐	☐

Proposal 2 — Merger Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve the Plan of Merger and the transactions contemplated thereunder, as described in the Proxy Statement.	☐	☐	☐

Proposal 3 — Nasdaq Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve the issuance of securities in the transaction as required by Nasdaq rules, as described in the Proxy Statement.	☐	☐	☐

Proposal 4 — Non-Binding Governance Proposals	FOR	AGAINST	ABSTAIN
A proposal to approve the material differences between the Company’s articles and Mango’s articles to be in effect at closing, as described in the Proxy Statement.	☐	☐	☐

Proposal 5 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if the Company determines that additional time is necessary to complete the Business Combination.	☐	☐	☐

Dated: ________________________, 2026

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO MACKENZIE PARTNERS, INC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BUSINESS COMBINATION PROPOSAL (PROPOSAL 1), “FOR” THE MERGER PROPOSAL (PROPOSAL 2), “FOR” THE NASDAQ PROPOSAL (PROPOSAL 3), “FOR” THE NON-BINDING GOVERNANCE PROPOSALS (PROPOSAL 4) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 5), IF PRESENTED, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.